Forward-Looking Statements

Transaction Highlights

  (1) Assumes $1.4 million in cost savings in 2012

Transaction Summary

(1)	Transaction value includes vesting of stock options with an estimated cost of approximately $1 million and includes 47,900 shares of SE Financial stock owned by Beneficial

St. Edmond's Overview

St. Edmond's Overview          cont'd

Strengthens Beneficial's Footprint & Density

Pro Forma Loans and Deposits      (Unaudited)

Pro Forma Financial Impact

Cost Savings Summary
(A) Other expense cost savings relate to Legal and Professional fees, elimination of redundant operations contracts and services, marketing, insurance, dues and subscriptions

Comprehensive Due Diligence Process

Comprehensive Due Diligence Process      cont'd

Beneficial Mutual Bancorp
Acquisition of SE Financial Corp.



STARTING NOW Beneficial BANK

During the course of this presentation, we may make projections and other forward looking statements including statements regarding the future financial performance, or specific financial metrics or results of Beneficial Mutual Bancorp., Inc. (Beneficial) and SE Financial Corp. (SE Corp), the holding company for St. Edmond's Federal Savings Bank (St. Edmond's). Such forward-looking statements are subject to and involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those indicated in the forward-looking statements. The following factors among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the businesses of Beneficial and SE Corp may not be combined successfully or such combination may take longer to accomplish than expected; the anticipated closing of the combination may take longer than expected; the cost savings from the merger may not be fully realized or may take longer to realize than expected; operating costs, customer loss, and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; merger related costs may be greater than expected, regulatory approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with the regulatory approvals of the merger; the shareholders of SE Corp may fail to approve the merger; changes in economic conditions, which could affect the volume of loan originations, deposit flows and real estate values and credit quality; changes in laws, regulations or policies by government agencies or regulatory agencies; fluctuations in interest rates; change in demand for loans or deposits; and competition from other financial services companies. These statements include, but are not limited to, statements about Beneficial's plans, objectives, expectations, and intentions and other statements contained in this presentation that are not historical facts. Beneficial cautions readers not to place undue reliance on any such forward-looking statements. For a more detailed description of the factors that may affect Beneficial's operating results, we refer you to our filings with the Securities & Exchange Commission, including our quarterly report on Form 10-Q for the quarter ended September 30, 2011, and our annual report on Form 10-K for the year ended December 31, 2010. Beneficial assumes no obligation to update the forward-looking statements made during this presentation.

For more information, please visit our website at:
www.thebeneficial.com

- **In-Market Strategic Acquisition Strengthens Presence within our Footprint**
  - Enhances customer base in 3 PA locations, and provides us with a presence in 2 new locations
  - Will become # 1 in affluent suburb of Ardmore
  - Stronger presence in South Philadelphia adding over 4,000 accounts and $67million in deposits with a loyal customer base
  - Provides us with a presence in Deptford, NJ and Roxborough, PA

- **Favorable Economics**
  - Accretive to 2012 EPS (9 months of earnings assuming April 1, 2012 closing; 12.5% accretive on an annualized basis) (1)
  - 45% Estimated Cost Savings (with an assumption of retaining key personnel)
  - Low Capital Dilution

- **Low Execution Risk**
  - Comprehensive due diligence process
  - $300 million asset size allows for a simple, smooth, timely conversion
  - In-market transaction
  - Cost savings are achievable given market overlap and manageable size
  - Projected second quarter 2012 closing date

Acquiror:	Beneficial Mutual Bancorp, Inc. (Ticker: BNCL)
Seller:	SE Financial Corp. (Ticker: SEFL)
Consideration:	Each share of SE Corp common stock will be exchanged for **$14.50** in cash
Transaction Value:	**$30.6 million** (1)
Deal Value/Tangible Book Value	**117%**
Board Representation:	Ms. Marcy C. Panzer (Chairman of SE Corp Board of Directors) will join the Boards of Beneficial Mutual Bancorp, Inc. and Beneficial Bank
Required Approvals:	Customary Bank Regulatory Approvals; SE Corp Shareholders
Anticipated Closing:	**Early Second Quarter 2012**

.

as of 9/30/2011

Overview (000's)	(Unaudited)
Headquarters	Philadelphia, PA
Total Assets	$303,000
Total Deposits	$268,000
Branches	5

Executive Management	
Chairman	Marcy C. Panzer
Chief Executive Officer	Pamela Cyr
Chief Operating Officer	J. Christopher Jacobsen
Chief Lending & Chief Credit Officer	Fredrick Charles Miller
Chief Financial Officer	Caroline Doyle

as of 9/30/2011

Balance Sheet & Capital Ratios (000's)	(Unaudited)
Tangible Capital/Tangible Assets	8.65%
Loans/Deposits	72%
Tier 1 Core Capital (Bank Level)	8.26%
Tier 1 Risk Based Capital (Bank Level)	16.24%
Nonperforming Assets/Assets	2.57%

Branches		(Unaudited)
Location	Opened	Deposits (000's)
South Philadelphia, PA	September 1992	$67,283
Deptford, NJ	December 2006	65,367
Ardmore, PA	February 2006	48,304
Roxborough, PA	December 2005	44,222
Drexel Hill, PA	April 2008	42,613


Allentown
Piscataway
Edison
New Brunswick
Princeton
Trenton
Pottstown
Doylestown
Norristown
Hamilton
Lakewood
Freehold
Wilmington
Newark
Pennsville
Glassboro
Hammonton
Vineland
Bridgeton
Millville

- Beneficial maintains its rank as the largest Thrift in Philadelphia MSA and 9th overall
- In-Market Transaction strengthens customer base within footprint; will be # 1 in Ardmore
- Branch overlap at 3 locations provides opportunity for 45% Cost Savings

Beneficial



Consumer
28%
CRE
28%
Residential
25%
C&I & Other
19%

$2.7 billion

St. Edmond's



Consumer
2%
CRE
21%
Residential
55%
C&I & Other
22%

$0.2 billion

Beneficial Pro Forma



Consumer
26%
CRE
28%
Residential
27%
C&I & Other
19%

$2.9 billion

	9/30/2011
CRE	790
C&I & Other	561
Total Commercial	1,351
Residential	779
Consumer	754
Total Consumer	1,533
Total Loans	**$ 2,884**

Beneficial



Time
23%
Checking
40%
MMT
16%
Savings
21%

$3.6 billion

St. Edmond's



Time
21%
Checking
33%
MMT
12%
Savings
34%

$0.3 billion

Beneficial Pro Forma



Time
Deposits
23%
Checking
39%
MMT
16%
Savings
22%

$3.9 billion

	9/30/2011
Checking	1,525
Savings	841
MMT	607
Time Deposits	897
Total Deposits	**$3,870**

- **Favorable Economics**
  - Accretive to EPS immediately in 2012 (excluding merger expenses)
    - Estimated Cost Savings of $1.4 million in 2012 and $3.5 million in 2013
  - Fully converted tangible book value dilution estimate of 1.7%

- **Pro Forma Capital Position Remains Strong**
  - TCE/TA projected at 10.26%
  - Tier 1 Leverage projected at 8.81%

- **Key Assumptions:**

  (1) Assumes transaction occurred effective Oct 1, 2011
  (2) No revenue synergies assumed; and 45% annualized cost savings
  (3) One-time merger expenses of approximately $3.3 million; and purchase price consideration of $29.7 million
  (4) Loan credit mark of $13 million (in addition to removing ALLL of $3.5 million)
  (5) CDI of $3.4 million, amortized over 10 years using accelerated amortization

• 45% cost savings on St. Edmond's current expense base, while assuming retention of certain key personnel

• Costs savings resulting from consolidating 3 branch locations, and other back office expense reductions

• Cost savings execution is low risk given size of transaction

• One-time merger charge of $3.3 million

	Projected Annualized Cost Saves (000$)
Salaries & Benefits	$1,959
Facilities	277
FDIC Insurance	420
Other Expense (A)	806
Total Pre-Tax Cost Saves (A)	**$3,462**

Due Diligence completed included review of branches and customer deposits, legal and compliance, back office operations, personnel and credit

- Assessed quality of loan portfolio and determine required credit marks
- Comprehensive review of deposit portfolio to determine profile of customer base, top 25 depositors and retention risk
- Assessed quality of personnel
- Determined one time costs – severance, change in control payments, contract terminations fees, branch closings, equity payments, benefits
- Considered integration issues, timeline and costs – operations, IT, facilities, marketing/signage, statements and cards, etc.
- Evaluated legal, regulatory and compliance risks

Thorough Loan Review Performed

- General
  - Evaluated adequacy of loan files, underwriting standards, loan processes and internal controls
  - Assessed External Loan Review results
- Residential Mortgage Portfolio
  - Supplemented review with third party specialists
  - Reviewed 45% or approximately $48M of residential mortgage loans targeting high balance and distressed loans.
- Commercial Loan Portfolio
  - Reviewed 52% or approximately $45M commercial loans (including all significant classified loans and non-performing assets)
    - Included 100% of Construction and Land Loans of $9 million
- Estimated Loan Mark of $13 million

Beneficial

mutual bancorp, inc.